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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                                 MARCH 20, 2003
                                 Date of Report



                            LNR PROPERTY CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)



           DELAWARE                  001-13223                  65-0777234
 (State or Other Jurisdiction       (Commission               (IRS Employer
       of Incorporation)            File Number)          Identification Number)



  1601 WASHINGTON AVENUE, SUITE 800, MIAMI BEACH, FLORIDA               33139
         (Address of Principal Executive Offices)                     (Zip Code)



                                 (305) 695-5500
              (Registrant's Telephone Number, Including Area Code)



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ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits

Exhibit No.                Description of Document
-----------                -----------------------

99.1                       Press release issued by LNR Property Corporation on
                           March 20, 2003.

ITEM 9.   REGULATION FD

         On March 20, 2003, LNR Property Corporation (the "Company") issued a press release announcing that that the initial purchasers of $200 million principal amount of the Company's 5.5% Contingent Convertible Senior Subordinated Notes due 2023 issued earlier this month, have exercised an option to purchase an additional $35 million principal amount of the Notes. A copy of this press release is filed as an exhibit to this Report.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 20, 2003



                                        By:         /s/ Shelly Rubin
                                           -------------------------------------
                                           Name:   Shelly Rubin
                                           Title:  Chief Financial Officer
                                                   (Principal Financial Officer)




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                                  EXHIBIT INDEX


Exhibit No.                Description of Document
-----------                -----------------------

99.1                       Press release issued by LNR Property Corporation on
                           March 20, 2003.







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